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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                             Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported):   January 15, 2001
                                                     ----------------



                         ANNTAYLOR STORES CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  1-10738                 13-3499319
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)



                                ANNTAYLOR, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                  1-11980                  51-0297083
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                                    142 West 57th Street
                                  New York, New York 10019
                                  ------------------------
     (Address, including Zip Code, of Registrants' Principal Executive Offices)


                                      (212) 541-3300
                                      --------------
                    (Registrants' Telephone Number, Including Area Code)


                                     Not Applicable
                                     --------------
                         (Former Name or Former Address, if Changed
                                     Since Last Report)

================================================================================

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

       On January 15, 2001, Patricia DeRosa resigned from her positions as President and Chief Operating officer and a member of the Board of Directors of AnnTaylor Stores Corporation (the "Company") and the Company's wholly owned subsidiary AnnTaylor, Inc.. A copy of the press release issued by the Company on January 15, 2001 announcing Ms. DeRosa's resignation is appended to this report as Exhibit 99.1, and is incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

                 99.1   Press Release issued by the Company on January 15, 2001




                                SIGNATURES
                                ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                              ANNTAYLOR STORES CORPORATION

                                              By: /s/Jocelyn F.L. Barandiaran
                                                  ---------------------------
                                                  Jocelyn F.L. Barandiaran
Date:  January 23, 2001                           Senior Vice President, General
                                                     Counsel and Secretary



                                              ANNTAYLOR, INC.

                                              By: /s/ Jocelyn F.L. Barandiaran
                                                  ----------------------------
                                                  Jocelyn F.L. Barandiaran
Date:  January 23, 2001                           Senior Vice President, General
                                                      Counsel and Secretary


                                       Page 2
================================================================================

                                       EXHIBIT INDEX


Exhibit No.                        Description                          Page
----------                         -----------                          ----
   99.1           Press Release issued by the Company on January          4
                       15, 2001





                                         Page 3
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